UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 10, 2024
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On November 12, 2024 (the “Credit Cards Receivable Sale Closing”), Oportun Financial Corporation (the “Company”) completed the sale of its credit cards receivable portfolio to Continental Finance, a leading U.S. credit card marketer and servicer, pursuant to that certain Receivables Purchase and Sale Agreement, dated September 24, 2024, by and among Oportun Inc., Oportun CCW Trust and Oportun CCW Depositor, LLC, each a subsidiary of the Company, and Continental Purchasing, LLC.

In connection with the Credit Cards Receivable Sale Closing and pursuant to a program winddown agreement, the Amended and Restated Credit Card Program and Servicing Agreement, dated as of February 5, 2021, by and between the Company and WebBank, and other related documents, as amended, terminated effective November 10, 2024.

In connection with the Credit Cards Receivable Sale Closing and pursuant to an escrow agreement, the Indenture Termination Date as defined in the Indenture by and between Oportun CCW Trust and Wilmington Trust, National Association, dated as of December 20, 2021 (as may from time to time have been amended, restated, or otherwise modified, the “CCW Indenture”), occurred and the CCW Indenture terminated effective November 10, 2024.

Item 2.01. Completion of Acquisition or Disposition of Assets

The disclosure provided in Item 1.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 2.02. Results of Operations and Financial Condition

On November 12, 2024, the Company issued a press release regarding the Company’s financial results for its fiscal quarter ended September 30, 2024. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

On November 12, 2024, the Company issued a press release announcing the Credit Cards Receivable Sale Closing. A copy of the press release is attached as Exhibit 99.2 hereto.

The information in the press release provided pursuant to this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information provided pursuant to this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that the information provided pursuant to this Item 7.01 is material or complete, or that investors should consider such information before making an investment decision with respect to any security of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated November 12, 2024
99.2	Press Release dated November 12, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	November 12, 2024	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)